BLOCK FINANCIAL CORPORATION

                               ----------------


                                 Debt Securities

                  Underwriting Agreement Standard Provisions
                  ------------------------------------------


      Block Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time certain of its debt securities (the "Securities") registered under the Securities Act of 1933, as amended (the "Act"). The Securities will be issued in one or more series pursuant to an indenture, dated October 20, 1997, among H&R Block, Inc., a Missouri corporation (the "Parent Guarantor"), the Company and Bankers Trust Company, as trustee (the "Original Indenture"), as supplemented by the First Supplemental Indenture, dated April 18, 2000, among the Company, the Parent Guarantor, Bankers Trust Company, as trustee under the Original Indenture and The Bank of New York, as separate trustee (the "First Supplemental Indenture," together with the Original Indenture, as may be from time to time further supplemented, amended or modified, the "Indenture"; and any trustee so designated in Schedule 2 to the Underwriting Agreement (as defined below) with respect to any additional series being hereinafter referred to as the "Trustee"). The Securities will be fully and unconditionally guaranteed by the Parent Guarantor pursuant to guarantees (the "Guarantee") endorsed on the Securities under the terms of the Indenture.

      From time to time, the Company and the Parent Guarantor may enter into one or more underwriting agreements in the form of Annex A hereto that incorporate by reference these Standard Provisions (collectively with these Standard Provisions, an "Underwriting Agreement") that provide for the sale of the securities designated in such Underwriting Agreement (the "Securities") to the several Underwriters named therein (the "Underwriters"), for whom the Underwriter(s) named therein shall act as representative (the "Representative"). The Underwriting Agreement, including these Standard Provisions, is sometimes referred to herein as this "Agreement."

      The obligations of the Underwriters under this Agreement are several and not joint.

     1. Registration Statement. The Company and the Parent Guarantor have prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-3 (File No. 333-33655) and a registration statement on Form S-3 (File No. 333-11802001), which registration statement includes a combined prospectus covering both registration statements pursuant to Rule 429 of the Securities Act (the "Basic Prospectus"), relating to the debt securities to be issued from time to time by the Company. The Company and the Parent Guarantor have also filed, or propose to file,



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with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities (the "Prospectus Supplement"). The registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Prospectus" means the Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities and the term "Preliminary Prospectus" means the preliminary prospectus supplement specifically relating to the Securities together with the Basic Prospectus. If the Company or the Parent Guarantor has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus. References herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein as used herein with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed by the Parent Guarantor under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (the "Exchange Act") subsequent to the date of the Underwriting Agreement which are deemed to be incorporated by reference therein. For purposes of this Agreement, the term "Effective Time" means the date and time the Registration Statement became effective, and, if later, the date of filing of the Parent Guarantor's most recent Annual Report on Form 10-K.

     2. Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Securities to the several Underwriters named in the Underwriting Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in the Underwriting Agreement at the purchase price set forth in the Underwriting Agreement.

          (b) Payment of the purchase price for and delivery of the Securities will be made at the time and place set forth in the Underwriting Agreement. The time and date of such payment and delivery is referred to herein as the "Closing Date".

     3. Representations and Warranties of the Company. The Company and the Parent Guarantor jointly and severally represent and warrant to each Underwriter that:

          (a) Registration Statement and Prospectus. The Registration Statement has become effective under the Securities Act; no order suspending the effectiveness of the Registration Statement has been issued by the Commission and, to the Company's knowledge, no proceeding for that purpose is pending or threatened by



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                                                                               3

the Commission; as of the Effective Time, the Registration Statement did, and when the Prospectus is filed in accordance with Rule 424(b) of the Securities Act and on the Closing Date, the Prospectus (and any amendments and supplements thereto) will, comply in all material respects with the Securities Act, the Exchange Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"); at the Effective Time and as of the date of this Agreement, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; at the Effective Time and on the Closing Date, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Parent Guarantor make no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.

          (b) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission, conformed or will conform, as the case may be, in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Parent Guarantor and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Parent Guarantor and its subsidiaries and presents fairly in all material respects the information shown thereby.


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                                                                               4

          (d) Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Parent Guarantor or any of its subsidiaries is or may be a party or to which any property of the Parent Guarantor or any of its subsidiaries is or may be the subject as to which there is a reasonable possibility of an adverse determination and that if determined adversely to the Parent Guarantor or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position or results of operations of the Parent Guarantor and its subsidiaries taken as a whole or on the performance by the Company and the Parent Guarantor of its obligations under the Securities and the Guarantee ("Material Adverse Effect"); except as described in the Registration Statement and the Prospectus, to the knowledge of the Company and the Parent Guarantor, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described, except for those documents relating to the issuance of a particular series of Securities, which will be filed on Form 8-K in connection with the closing of the issuance of such Securities.

          (e) Independent Accountants. KPMG LLP is (and PricewaterhouseCoopers LLP was, when serving as the Parent Guarantor's and its subsidiaries' independent auditors), independent public accountants with respect to the Parent Guarantor and its subsidiaries and have certified certain financial statements of the Parent Guarantor and its subsidiaries as required by the Securities Act.

          (f) Licenses and Permits. Except as described in the Registration Statement and the Prospectus, the Parent Guarantor and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect.

          (g) Sarbanes-Oxley Act of 2002. The Parent Guarantor is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective and the rules and regulations of the Commission that have been adopted and are effective thereunder.

      Any certificate signed by any officer of the Company or the Parent Guarantor and delivered to the Representative or counsel for the Underwriters in connection with the offering of the Securities (including the Guarantee) shall be deemed a



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                                                                               5

representation and warranty by the Company and the Parent Guarantor, as to matters covered thereby, to each Underwriter.

     4. Further Agreements of the Company and the Parent Guarantor. The Company, and to the extent expressly referred to in the paragraphs below, the Parent Guarantor jointly and severally covenant and agree with each Underwriter that:

          (a) Filings with the Commission. The Company and the Parent Guarantor will (i) prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Underwriters and file such Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 a.m. New York City time on the business day immediately following the date of determination of the public offering price of the Securities and, at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act and (ii) file the Prospectus in a form approved by the Underwriters with the Commission pursuant to Rule 424 under the Securities Act not later than the close of business on the second business day following the date of determination of the public offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b) and Rule 430A under the Securities Act; and the Company and the Parent Guarantor will furnish copies of the Prospectus to the Underwriters in New York City on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

          (b) Delivery of Copies. The Company and the Parent Guarantor will furnish, without charge, to each Underwriter during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

          (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company and the Parent Guarantor will furnish to the Representative and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably objects.

          (d) Notice to the Representative. The Company and the Parent Guarantor will advise the Representative promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance



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                                                                               6

by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company or the Parent Guarantor of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company and the Parent Guarantor will use their reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

          (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company and the Parent Guarantor will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

          (f) Blue Sky Compliance. The Company and the Parent Guarantor will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that neither the Company nor the Parent Guarantor shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

          (g) Earning Statement. The Parent Guarantor will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least



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                                                                               7

twelve months beginning with the first fiscal quarter of the Parent Guarantor occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

          (h) Clear Market. During the period from the date hereof through and including the Closing Date or such later date as is specified in the Underwriting Agreement, the Company and the Parent Guarantor will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Parent Guarantor and having a tenor of more than one year (other than the Securities).

          (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Prospectus under the heading "Use of Proceeds."

          (j) Filing of Exchange Act Documents. The Parent Guarantor will file promptly all reports and any definitive proxy or information statements required to be filed by the Parent Guarantor with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period.

     5. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company and the Parent Guarantor of their respective covenants and other obligations hereunder and to the following additional conditions:

          (a) Registration Compliance; No Stop Order. If a post-effective amendment to the Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective, and the Representative shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date of the Underwriting Agreement; if applicable, the Rule 462(b) Registration Statement shall have become effective by 10:00 a.m. New York City time on the business day following the date of the Underwriting Agreement; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representative.

          (b) Representations and Warranties. The representations and warranties of the Company and the Parent Guarantor contained herein shall be true and correct on the date hereof and on and as of the Closing Date; the statements of the Company, the Parent Guarantor and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

          (c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the



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Securities or any other debt securities or preferred stock of or guaranteed by the Company or the Parent Guarantor by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock of or guaranteed by the Company or the Parent Guarantor (other than an announcement with positive implications of a possible upgrading).

          (d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no Material Adverse Change (as defined below) shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus. For purposes of this Section 5(d), a "Material Adverse Change" shall mean (i) any material change in the consolidated long-term debt of the Parent Guarantor, or any material adverse change, or a prospective material adverse change, in or affecting the business, properties, management, financial position or results of operations of the Parent Guarantor and its subsidiaries taken as a whole; (ii) the Parent Guarantor or any of its subsidiaries entering into any transaction or agreement that is materially adverse to the Parent Guarantor and its subsidiaries taken as a whole or the incurrence of any liability or obligation, direct or contingent, that is material to the Parent Guarantor and its subsidiaries taken as a whole; or (iii) the Parent Guarantor or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or from any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement and the Prospectus.

          (e) Officer's Certificate. The Representative shall have received on and as of the Closing Date a certificate of an executive officer of the Company and the Parent Guarantor who has specific knowledge of the Company's or Parent Guarantor's financial matters and is satisfactory to the Representative (i) confirming that such officer has carefully reviewed the Registration Statement and the Prospectus and, to the knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company and the Parent Guarantor in this Agreement are true and correct and that the Company and the Parent Guarantor have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

          (f) Comfort Letters. On the date of this Agreement and on the Closing Date, KPMG shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative,



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                                                                               9

containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

          (g) Opinion of Counsel for the Company and the Parent Guarantor. Stinson, Morrison Hecker LLP, counsel for the Company and the Parent Guarantor, shall have furnished to the Representative, at the request of the Company and the Parent Guarantor, their written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.

          (h) Opinion of Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

          (j) Good Standing. The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Parent Guarantor in their respective jurisdictions of organization, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

          (k) Additional Documents. On or prior to the Closing Date, the Company and the Parent Guarantor shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

      All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          6. Indemnification and Contribution.

          (a) Indemnification of the Underwriters. The Company and the Parent Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the



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                                                                              10

Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company and the Parent Guarantor in writing by such Underwriter through the Representative expressly for use therein; provided, that with respect to any such untrue statement in or omission from any Preliminary Prospectus, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Underwriter and any such loss, claim, damage or liability of or with respect to such Underwriter results from the fact that both (i) to the extent required by applicable law, a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Prospectus was corrected in the Prospectus unless, in either case, such failure to deliver the Prospectus was a result of non-compliance by the Company or the Parent Guarantor with the provisions of Section 4 hereof.

          (b) Indemnification of the Company and the Parent Guarantor. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Parent Guarantor and each of their respective officers and directors who signed the Registration Statement and each person, if any, who controls the Company or the Parent Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company or the Parent Guarantor in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed that the only such information consists of the information identified in the Underwriting Agreement as being provided by the Underwriters.

          (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the



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                                                                              11

"Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraphs (a) and (b) of this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative and any such separate firm for the Company, the Parent Guarantor or any of their respective directors or officers who signed the Registration Statement and any control persons of the Company or the Parent Guarantor shall be designated in writing by the Parent Guarantor. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request, (ii) the Indemnifying Party has received notice of the terms of the settlement at least 30 days prior to the settlement being entered into and (iii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          (d) Contribution. If the indemnification provided for in paragraphs
(a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Parent Guarantor on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Parent Guarantor on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Parent Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company and the Parent Guarantor on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Parent Guarantor or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Limitation on Liability. The Company, the Parent Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

          (f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

          7. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company or the Parent Guarantor shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Prospectus.

          8. Defaulting Underwriter. (a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the

Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in the Underwriting Agreement that, pursuant to this Section 8, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed 10% of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter's pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds 10% of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Company or the Parent Guarantor, except that the Company and the Parent Guarantor will continue to be liable for the payment of expenses as set forth in Section 9(a) hereof.

          (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Parent Guarantor or any non-defaulting Underwriter for damages caused by its default.

     9. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company and the Parent Guarantor, jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of this Agreement, the Securities and the Indenture (including the Guarantee set forth therein) (collectively, the "Transaction Documents"); (iv) the fees and expenses of the Company's and the Parent Guarantor's counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of any offering by, the National Association of Securities Dealers, Inc.; and (ix) all expenses incurred by the Company in connection with any "road show" presentation to potential investors.

          (b) If (i) this Agreement is terminated pursuant to Section 7, (ii) the Company and the Parent Guarantor for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities because any condition to the obligation of the underwriters set forth in Section 5 is not satisfied, the Company and the Parent Guarantor, jointly and severally agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their outside counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby promptly upon receipt of an itemized invoice of such out-of-pocket costs and expenses.

     10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

     11. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Parent Guarantor and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Parent Guarantor or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Parent Guarantor or the Underwriters.

     12. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" or "subsidiaries" has the meaning set forth in Rule 405 under the Securities Act.

     13. Miscellaneous. (a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

          (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative at the address set forth in the Underwriting Agreement (with copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, attention of Jeremiah L. Thomas
III). Notices to the Company or the Parent Guarantor shall be given to it at H&R Block World Headquarters, 4400 Main Street, Kansas City, Missouri 64111, (fax:
(816) 753-8538); Attention: HRB Treasury, with copy to the HRB General Counsel of the Company at the same address, or if different, to the address set forth in the Underwriting Agreement (with copy to Stinson Morrison Hecker LLP, 1201 Walnut Street, Kansas City, Missouri 64106, attention of Patrick J. Respeliers).

          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          (d) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          (e) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          (f) Entire Agreement. This Agreement embodies the entire agreement between the parties hereto and there are no agreements, representations or warranties between the parties other than those set forth or provided herein.

                                                                         Annex A

                        [Form of Underwriting Agreement]


                             Underwriting Agreement
                             ----------------------

                                            ______________, 200__


[Name(s) of Representative(s)]
 As Representative(s) of the
 several Underwriters listed
 in Schedule 1 hereto
c/o [Name(s) and Address(es) of Representative(s)]
Ladies and Gentlemen:

           Block Financial Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), $____________ principal amount of its _____% [Senior] [Subordinated] Notes due 20__ having the terms set forth in Schedule 2 hereto (the "Securities"). The Securities are to be issued pursuant to an indenture (the "Indenture"), dated October 20, 1997, among H&R Block, Inc., a Missouri corporation (the "Parent Guarantor"), the Company and Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated April 18, 2000, among the Company, the Parent Guarantor, Bankers Trust Company and The Bank of New York, as separate trustee (as may be further supplemented, amended or modified). The Securities will be fully and unconditionally guaranteed by the Parent Guarantor pursuant to guarantees (the "Guarantee") endorsed on the Securities under the terms of the Indenture.

           The Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule 1 hereto at a price equal to _____% of the principal amount thereof plus accrued interest, if any, from
______________, 200__ to the Closing Date (as defined below). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

           The Company and the Parent Guarantor understand that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Securities on the terms set forth in the Prospectus. The Company and the Parent Guarantor acknowledge and agree that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

           Payment for and delivery of the Securities shall be made at the offices of [specify closing location] at 10:00 A.M., New York City time, on _____________, 200__, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing.

           Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representative against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the "Global Note"), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

           The Company, the Parent Guarantor and the Underwriters acknowledge and agree that the only information relating to any Underwriter that has been furnished to the Company or the Parent Guarantor in writing by any Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) [and any Preliminary Prospectus] consists of the following: [insert references to appropriate paragraphs].

           Unless otherwise provided herein, all the provisions contained in the document entitled Block Financial Corporation Debt Securities Underwriting Agreement Standard Provisions are incorporated by reference herein in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such Underwriting Agreement Standard Provisions is otherwise defined herein, the definition set forth herein shall control.

           This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

           If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Parent Guarantor and the several Underwriters.

                                  Very truly yours,

                                  BLOCK FINANCIAL CORPORATION


                                  By____________________________
                                     Name:
                                     Title:



                                  H&R BLOCK, INC.



                                  By____________________________
                                     Name:
                                     Title:






Accepted: __________, 200__

[NAME(S) OF REPRESENTATIVE(S)]

For [itself] [themselves] and on behalf of the several Underwriters listed in Schedule 1 hereto.



By___________________________
     Authorized Signatory

                                                                      Schedule 1



      Underwriter                           Principal Amount
      -----------                           ----------------

                                            $

                                      Total _________________
                                            $

                                                                      Schedule 2



Underwriting Agreement dated ____, 20__

Registration Statement No[s].: ___________

Representative(s) and Address(es) for Notices:

Designated Trustee: _______________

Certain Terms of the Securities:

      Title of Securities:_____% [Senior][Subordinated] Notes due 20__

      Aggregate Principal Amount of Securities: $____________

      Purchase Price (include accrued interest or amortization, if any): _______

      Maturity Date: ___________, 20__

      Interest Rate: ____%

      Interest Payment Dates:  ________ and ________, commencing
                               ________, 200_

      Record Dates:  ________ and ________

      Redemption Provisions:

      Closing Date, Time and Location: _______________

      [Other Provisions:]

                                                                         Annex B

     [Form of Opinion of Counsel for the Company and the Parent Guarantor]

     (-) The Company and the Parent Guarantor have been duly incorporated and are validly existing and in good standing under the laws of the jurisdictions in which they were chartered or organized, with the corporate power and authority to own their material properties and conduct their respective business as described in the Prospectus, and are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or leasing of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

     (-) The Parent Guarantor has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization."

     (-) The Company and the Parent Guarantor have the corporate power and authority to execute and deliver each of the Transaction Documents and to perform their respective obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

     (-) The Indenture has been duly authorized, executed and delivered by the Company and the Parent Guarantor and, assuming due execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company and the Parent Guarantor enforceable against the Company and the Parent Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

     (-) The Securities have been duly authorized, executed and delivered by the Company and, when duly authenticated as provided in the Indenture and paid for as provided in this Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantee has been duly authorized and endorsed by the Parent Guarantor and, when the Securities have been executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided in this Agreement, will constitute valid and legally binding obligations of the Parent Guarantor enforceable against the Parent Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

     (-) This Agreement has been duly authorized, executed and delivered by the Company and the Parent Guarantor.

     (-) The description of each Transaction Document contained in the Registration Statement and the Prospectus constitutes a fair summary of the material terms thereof.

     (-) The execution, delivery and performance by the Company and the Parent Guarantor of each of the Transaction Documents to which each is a party, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Parent Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Parent Guarantor or any subsidiary pursuant to, any of the terms or provisions of any indenture, mortgage, deed of trust or loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Parent Guarantor's Annual Report on Form 10-K most recently filed with the Commission or under any Form 10-Q or Form 8-K of the Parent Guarantor filed since the filing of such Annual Report on Form 10-K, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or the Parent Guarantor, (iii) result in the violation of any an existing obligation of the Parent Guarantor or the Company under any existing court or administrative order, judgment or decree of which such counsel has knowledge or (iv) result in the violation of any applicable provisions of the federal laws of the United States (provided that such counsel need express no opinion as to the anti-fraud provisions of the federal securities laws), the laws of the State of Missouri or the General Corporation Law of the State of Delaware, except, in the case of clauses (i), (iii) and (iv) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (-) No consent, approval, authorization, order, registration or qualification of or with any federal, Missouri or Delaware court or arbitrator or governmental or regulatory authority is required under federal or Missouri law, or the General Corporation Law of the State of Delaware for the execution, delivery and performance by the Company and the Parent Guarantor of each of the Transaction Documents, the issuance and sale of the Securities (including the Guarantee) and compliance by the Company and the Parent Guarantor with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for (i) the registration of the Securities under the Securities Act, (ii) the qualification of the Indenture under the Trust Indenture Act, (iii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities (including the Guarantee) by the Underwriters (as to which such counsel need not express any opinion) and (iv) such as the failure to obtain or make would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (-) To the knowledge of such counsel, except as described in the Prospectus, there are no pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described.

     (-) Neither the Company nor the Parent Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or required to be registered as an "investment company" under the Investment Company Act.

     (-) The Registration Statement was declared effective under the Securities Act and the Indenture was qualified under the Trust Indenture Act as of the date and time specified in such opinion; [the Rule 462(b) Registration Statement was filed with the Commission pursuant to Rule 462(b) under the Securities Act on the date and time specified in such opinion;] the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and, to the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission.

     (-) The Registration Statement as of the Effective Time and the Prospectus and any amendments or supplements thereto, as of their respective dates, appeared on their face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (other than the financial statements and related schedules and other financial or accounting data included therein or omitted therefrom and excluding the documents incorporated therein by reference, as to which such counsel need express no view).

      Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company and the Parent Guarantor, representatives of the independent accountants of the Company and the Parent Guarantor, and representatives of the Underwriters, including counsel for the Underwriters, at which the contents of the Registration Statement, the Prospectus and any amendment or supplement thereto and related matters were discussed; and, based upon such participation and review, and relying as to materiality in part upon the factual statements of officers and other representatives of the Company and the Parent Guarantor and representatives of the Underwriters, no facts have come to the attention of such counsel to cause such counsel to believe that the Registration Statement (except in each case for the financial statements and related data and other financial or accounting data or exhibits contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto (except in each case for the financial statements and related data and other financial or accounting data or exhibits contained or incorporated by reference therein or omitted therefrom, as to which such counsel need not comment), as of its date and the Closing

Date included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and the Parent Guarantor and public officials that are furnished to the Underwriters.

      The opinion of [counsel] described above shall be rendered to the Underwriters at the request of the Company and the Parent Guarantor and shall so state therein.